UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  February 6, 2014
_______________________________________
XRS Corporation
(Exact name of registrant as specified in its charter)

Commission File Number 0-27166

Minnesota	41-1641815
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

965 Prairie Center Drive	(952) 707-5600
Eden Prairie, Minnesota, 55344	(Registrant's telephone number,
(Address of principal executive offices)	including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 6, 2014, XRS Corporation issued a press release reporting its financial results for the the fiscal quarter ended December 31, 2013. A copy of this press release is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release dated February 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	February 6, 2014		XRS Corporation

		By:	/s/ Michael W. Weber
Michael W. Weber
Chief Financial Officer